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                                                                  EXHIBIT 10.1


                                                                  EXECUTION COPY

                       FIRST AMENDMENT OF MASTER AGREEMENT

         This First Amendment of Master Agreement is made and effective as of 25 September, 2000, by and between Becton, Dickinson and Company, a New Jersey corporation through its BD Biosciences Division, having a place of business at 7 Loveton Circle, Sparks, Maryland 21152 (hereinafter "Becton"), and Nanogen, Inc., a Delaware corporation having its principal office and place of business at 10398 Pacific Center Court, San Diego, California 92121 (hereinafter "Nanogen").

         WHEREAS, Becton and Nanogen entered into and are parties to a certain Master Agreement (hereinafter "Master Agreement") effective as of 1 October 1997; and

         WHEREAS, the parties now desire to amend certain provisions of the Master Agreement.

         NOW, THEREFORE, for good and valuable consideration, the parties hereby agree to amend the Master Agreement as follows:

      1. With respect to all periods commencing on and after the effective date of this Amendment, the definition of "Partnership Business" appearing in the second sentence of the second paragraph of Recital D on page 2, is hereby amended to read in its entirety as follows:

                            "Partnership Business" shall mean collectively the foregoing activities and functions to be performed by the Partnership, its Partners and their respective Affiliates, together with the commercial exploitation, through the Nanogen Partner or its designated Affiliate and unaffiliated third parties, of technology developed by the Partnership prior to September 25, 2000 including any and all improvements thereto occurring after such date ("Partnership Technology") in order to perform research and development activities and produce, manufacture, market and sell Products solely in the Field, by way of licensing exclusively such Partnership Technology first to the Becton Partner or its designated Affiliate, to in turn be sub-licensed exclusively to the Nanogen Partner or its designated Affiliate, and finally to such unaffiliated third parties by the Nanogen Partner or its designated Affiliate.

     2. The second sentence of Paragraph 1.1 is hereby amended to add the words "and sublicensees, as applicable" after the words "and their respective Affiliates".

     3. Section 2.6 (Right of First Offer) is hereby deleted in its entirety.


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     4. The first sentence of Section 5.1 is hereby amended to delete the reference in (iv) to the SDA License Agreement.

     5. In Section 7.7, the Notice address for Becton or the Becton Partner is hereby amended to read as follows (the address for required copies remaining unchanged):

                           BD Biosciences
                           7 Loveton Circle
                           Sparks, Maryland  21152
                           Attn:   Vice President, Licensing and Patents

     Except with respect to the foregoing amendments, all other provisions of the Master Agreement remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this First Amendment of Master Agreement through duly authorized representatives on the dates set forth below, effective as of the date first written above.



NANOGEN, INC.                               BECTON, DICKINSON AND COMPANY
                                            THROUGH ITS BD BIOSCIENCES DIVISION




By:       /s/ HOWARD C. BIRNDORF        By:      /s/ VINCENT A. FORLENZA
      -----------------------------          ----------------------------------
         Authorized Signature                    Authorized Signature

                                             VINCENT A. FORLENZA
         HOWARD C. BIRNDORF                  SENIOR VICE PRESIDENT
         CHAIRMAN  AND CEO                   TECHNOLOGY, STRATEGY & DEVELOPMENT
      -----------------------------          ----------------------------------
         Name and Title                          Name and Title


Date:        9-27-00                    Date:   September 28, 2000
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